UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)     May 11, 2005
                                                         -----------------------

                                   iCAD, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             1-9341                                    02-0377419
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    (Commission File Number)               (IRS Employer Identification No.)


 4 Townsend West, Suite 17, Nashua, New Hampshire                   03063
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     (Address of Principal Executive Offices)                     (Zip Code)

                                 (603) 882-5200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

In April 2005, iCAD, Inc. (the "Company" or "iCAD") announced the position of its principal competitor, R2 Technology, Inc. ("R2") that iCAD's Second Look(R) product lines allegedly infringed on certain US patents which were assigned to R2 by Shih-Ping Wang ("Wang")and which patents are continuations in part of the patents already licensed to iCAD by R2 under the Settlement Agreement dated September 5, 2003 between iCAD and R2 that resolved certain patent infringement litigation between iCAD and R2 (the "Settlement Agreement").

On May 11, 2005, the Company received a Demand for Arbitration from R2 and Wang, as provided under the Settlement Agreement, with respect to US Patent Nos. 6,266,435 and 6,477,262. A third patent, cited in the Notice of Dispute, was not included in the Demand for Arbitration.

On May 16, 2005, the Company responded to R2 and Wang's Demand for Arbitration, denying R2's and Wang's allegation of infringement and setting forth a series of affirmative defenses to such claims. At the same time the Company asserted as a counterclaim that R2 products infringe and have infringed on US Patent Nos. 6,115,488, 6,556,699, 6,650,766, 6,205,236 and 6,389,157, all owned by the
Company. R2 has subsequently denied such allegations and set forth its affirmative defenses to iCAD's claims.

No date has been set for the commencement of the arbitration.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  iCAD, INC.
                                  (Registrant)

                                  By: /s/ W. Scott Parr
                                      --------------------------------
                                      W. Scott Parr
                                      President and Chief Executive Officer


Date:  May 31, 2005